Exhibit 32.1


                                  CERTIFICATION

I, Michael J. Luciano and I, Glen Hjort certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report on Form 10-K/A2 of the Company for the annual period ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 17, 2009    /s Michael J. Luciano         /s Glen Hjort
                          ---------------------         -------------
                          Chief Executive Officer       Chief Financial Officer
                          -----------------------       -----------------------

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.